                                                                 EXHIBIT 24


                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  October 30, 1998               /S/ PAUL R. SYLVESTER
                                       Paul R. Sylvester

                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  October 30, 1998               /S/ RANDALL L. PEAT
                                       Randall L. Peat

                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  ____________, 1998             ___________________________________
                                       Richard J. Holloman

                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  November 4, 1998               /S/ DOUGLAS A. PEAT
                                       Douglas A. Peat

                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  October 30, 1998               /S/ JANE M. RIX
                                       Jane M. Rix

                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  November 3, 1998               /S/ STEPHEN C. WATERBURY
                                       Stephen C. Waterbury

                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  ____________, 1998             ___________________________________
                                       Harry C. Vorys

                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  October 29, 1998               /S/ GENE BLEDSOE
                                       Gene Bledsoe

                         LIMITED POWER OF ATTORNEY


     The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and STEPHEN C. WATERBURY, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Restricted Stock Plan of 1998, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  October 30, 1998               /S/ ALLEN F. PEAT
                                       Allen F. Peat